                                  EXHIBIT 4.1



              NUMBER                                               SHARES

    INCORPORATED UNDER THE LAWS                                SEE REVERSE FOR
OF THE COMMONWEALTH OF PENNSYLVANIA                          CERTAIN DEFINITIONS

                          MERCER INSURANCE GROUP, INC.

                                                               CUSIP 587902 10 7
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THIS CERTIFIES that




is the owner of
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             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        NO PAR VALUE PER SHARE, OF

========================= MERCER INSURANCE GROUP, INC. =========================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.


                              CERTIFICATE OF STOCK
  This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

COUNTERSIGNED AND REGISTERED:
  REGISTRAR AND TRANSFER COMPANY                            /s/ William J. Hart
    (Cranford, New Jersey)                                        President

                         TRANSFER AGENT                    /s/ Andrew R. Speaker
                          AND REGISTRAR                           Treasurer
BY

                     AUTHORIZED OFFICER


                          ----------------------------
                          MERCER INSURANCE GROUP, INC.
                                 CORPORATE SEAL
                                      ----
                                      1997
                                      ----
                                  PENNSYLVANIA
                          ----------------------------
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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as
           tenants in common

UNIF GIFT MIN ACT- __________ Custodian _____________
                     (Cust)                (Minor)
                   under Uniform Gifts to Minors
                   Act ______________
                           (State)


UNIF TRAN MIN ACT- __________ Custodian _____________
                     (Cust)                (Minor)
                   under Uniform Transfers to Minors
                   Act ______________
                           (State)

     Additional abbreviations may also be used though not in the above list.



     For Value Received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE




________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

                       _________________________________________________________
                       THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
           NOTICE: THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                       OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT
TO S.E.C. RULE 17Ad-15.


    KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED
      OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A
            CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.